MEMORANDUM OF AGREEMENT OF EXTENSION OF LEASE MADE AND ENTERED INTO THE CITY OF AND DISTRICT OF MONTREAL, ON THIS 23RD DAY OF SEPTEMBER 1997.

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BETWEEN:       METRO II & III (G.P.), general partnership, duly authorized to act on behalf of the owners of the building herein below described, having its placed of business at 8300 Pie IX, Montreal, Providence of Quebec, H1Z 4E8, herein acting and represented by Mr. Jordan Aberman, duly authorized for these purposes,

                  (hereinafter referred to as "Lessor")

AND: SPEIZMAN CANADA INC., legal person duly incorporated having its head office at 800 Place Victoria, Suite 4702, Montreal, Providence of Quebec, H4Z 1H6, and a place of business at 5205 Metropolitan East, Suite 3, St-Leonard, Province of Quebec, H1R 1Z7, herein acting and represented by Robert S. Speizman, its President, duly authorized by virtue of a resolution of its Board of Directors, a certified extract of which is annexed to these present;

                  (hereinafter referred to as "Lessee")

WHEREAS the Lessor is acting on behalf of the owners of that certain building bearing civic address 5205 Metropolitan East, Suite number THREE (3), St-Leonard, Province of Quebec ("Building");

WHEREAS in virtue of a lease starting March 1, 1989 ("Lease") the Lessee leased those certain premises bearing civic address 5205 Metropolitan East, Suite number THREE (3), St-Leonard, Province of Quebec, having approximately Two Hundred and Fifty square feet (250 sq. ft.) ("Leased Premises"), for the period of THREE (3) years;

WHERAS the Lessee and the Lessor did extend the Lease for a further period of THREE (3) years by agreement dated February 17, 1992, and for THREE (3) further periods of ONE (1) year each by agreement dated October 21, 1994, November 21, 1995 and January 29, 1997;

WHEREAS the Lease and the agreements dated February 17, 1992, October 21, 1994, November 21, 1995 and January 29, 1997, are hereinafter called the Lease;

WHEREAS both the Lessor and the Lessee wish to extend the Lease for a further term of ONE (1) year under the following terms and conditions:

THEREFORE THE PARTIES AGREE AS FOLLOWS:

1. This Memorandum of Agreement is made upon and subject to the same terms and conditions as set forth in the Lease including the rental rate which shall be at THREE HUNDRED AND FIFTEEN DOLLARS ($315.00), plus G.S.T. and Q.S.T. and any applicable taxes, gross per month, save and except for Lessee's proportion of the nonresidential municipal surtax.

2. The term of the Lease which presently expires on the last day of February 1998 shall be extended for an additional period of ONE (1) year from the first day of March 1998 and shall expire on the last day of February, 1999, unless sooner terminated in the manner set forth in the Lease.

3.    The Lessee accepts the Leased Premises in its present state and condition.

4. Except as herein before specifically modified, supplemented and amended, and as so modified, supplemented and amended, the Lease shall remain in full force and effect.

5. The Parties have requested that this Memorandum of Agreement be prepared in the English language. Les parties ont demande que la presente convention soit redigee en anglais.

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IN WITNESS WHEREOF, THE LESSEE AND THE LESSOR HAVE DULY SIGNED AND EXECUTED
THESE PRESENTS ON THE DATE HEREINABOVE MENTIONED.

METRO II & III (G.P.)


Per:  /s/ Jordan Aberman                        /s/ Helene Mallette
      ------------------------------            -------------------------------
      Jordan Aberman                            Helene Mallette


SPEIZMAN CANADA INC.


Per:  /s/ Robert S. Speizman                    /s/ L. Gail Gormly
      ------------------------------            -------------------------------
      Robert S. Speizman                        L. Gail Gormly

CERTIFIED EXTRACT FROM THE SIGNED RESOLUTIONS OF THE BOARD OF DIRECTORS OF SPEIZMAN CANADA INC.



BE IT RESOLVED,


1. That Mr. Robert S. Speizman, President be and is hereby authorized to sign the Memorandum if agreement of Lease between the Corporation and Metro II & III (G.P.) regarding the Leased Premises located at 5205 Metropolitan East, Suite 3, in the City of St-Leonard, Province of Quebec.

CERTIFIED TRUE COPY OF THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF SPEIZMAN CANADA INC. DULY ADOPTED AND REMAINING IN FULL FORCE AND EFFECT, UNAMENDED.


Montreal, this 23rd day of September 1997.


/s/ Robert S. Speizman
-------------------------------------
Name:  Robert S. Speizman
Function:  President

Affix the corporate seal